OPERATING AGREEMENT

                                       OF

                                   EMMCO, LLC


                   A SOUTH CAROLINA LIMITED LIABILITY COMPANY



                        EFFECTIVE AS OF DECEMBER 31, 2002

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         THIS  Operating  Agreement  is made and entered into by and between the
Members whose signatures appear on the signature page hereof.

                                    RECITALS:

         A. Filed articles of organization for EMMCO, LLC with the Secretary of State of South Carolina on December 31, 2002.

         B. EMMCO, LLC acquired on December 31, 2002 certain assets of the retail mortgage origination division of HomeGold, Inc. pursuant to the terms of the Asset Purchase Agreement.

         C. The parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         The following terms used in this Operating Agreement shall have the following meanings (unless otherwise expressly provided herein);

         (a) the "Act" shall mean the South Carolina Limited Liability Company Act of 1996.

         (b) "Articles of Organization" shall mean the Articles of Organization of EMMCO, LLC as filed with the Secretary of State of South Carolina as the same may be amended from time to time.

         (c) "Asset Purchase Agreement" shall mean that certain amended and restated asset purchase agreement dated December 31, 2002 between the Company and HomeGold, Inc.

          (d) "Capital Contribution" shall mean any contribution to the capital of the Company in cash or property by a Member whenever made.

         (e)  "Code"   shall  mean  the   Internal   Revenue  Code  of  1986  or
corresponding provisions of subsequent superseding federal revenue laws.


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         (f) "Common  Voting  Units"  shall mean those Units  initially  held by
Messrs. Sheppard and Banninger which have the rights described in Section 4.4(a) of this Agreement.

         (g) "Company" shall refer to EMMCO, LLC.

         (h) "Distributable Cash" means all cash, revenues and funds received by the Company, less the sum of the following to the extent paid or set aside by the Company: (i) all principal and interest payments on indebtedness of the Company and all other sums paid to lenders; (ii) all cash expenditures incurred incident to the normal operation of the Company's business; (iii) such Reserves as the Managers deem reasonably necessary to the proper operation of the Company's business. Distributable Cash shall not be reduced by accrued but unpaid dividends on Preferred Capital Units.

         (i) "Entity" shall mean any general partnership, limited partnership, limited liability company, corporation, joint venture, trust, business trust,
cooperative   or   association   or  any  foreign  trust  or  foreign   business
organization.

         (j) "Fiscal Year" shall mean the Company's fiscal year, which shall be the calendar year.

         (k) "Majority in Interest of the Members" shall mean those Members holding more than 50% of the issued and outstanding Units having a right to vote their Units on all matters affecting the Company.

         (l) "Manager" shall mean one or more managers. References to the Manager in the singular or as him, her, it, itself, or other like references shall also, where the context so requires, be deemed to include the plural or the masculine or feminine reference, as the case may be.

         (m) "Member" shall mean each of the parties who executes a counterpart of this Operating Agreement as a Member and each of the parties who may hereafter become Members. To the extent a Manager has purchased Membership Interests in the Company, he will have all the rights of a Member with respect to such Membership Interests, and the term "Member" as used herein shall include a Manager to the extent he has purchased such Membership Interests in the Company. If a Person is a Member immediately prior to the purchase or other acquisition by such Person of Non-Voting Units of Economic Interest, such Person


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shall  have all the  rights  of a  Member  with  respect  to such  purchased  or otherwise acquired Membership Interest or Non-Voting Units of Economic Interest, as the case may be.

         (n) "Membership Interest" shall mean a Member's entire interest in the Company including such Member's Common Voting Units, Non-Voting Units of Economic Interest, Preferred Capital Units and such other rights and privileges that the Member may enjoy by being a Member.

         (o) "Non-Voting Units of Economic Interest" shall mean those Units of Economic Interest initially held by HomeGold, Inc. which have the rights described in Section 4.4(b) of this Agreement.

         (p   "Operating  Agreement"   shall  mean this  Operating  Agreement as
originally executed and as amended from time to time.

         (q) "Person" shall mean any individual or Entity, and the heirs, executors, administrators, legal representatives, successors, and assigns of such "Person" where the context so permits.

         (r) "Preferred Capital Units" shall mean those Units initially held by HomeGold, Inc. which have the rights described in Section 4.4(c) of this Agreement.

         (s) "Reserves" shall mean, with respect to any fiscal period, funds set aside or amounts allocated during such period to reserves which shall be maintained in amounts reasonably deemed sufficient by the Managers for working capital and to pay taxes, insurance, debt service or other costs or expenses incident to the ownership or operation of the Company's business.

         (t) "Treasury Regulations" shall include proposed, temporary and final regulations promulgated under the Code in effect as of the date of filing the Articles of Organization and the corresponding sections of any regulations subsequently issued that amend or supersede such regulations.


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         (u) "Unit" or "Membership  Unit" shall mean an economic interest in the capital, distributions, profits and losses of the Company as set further in Articles IV, VIII and IX.

                                   ARTICLE II

                              FORMATION OF COMPANY

         2.1 Formation. On December 31, 2002 the Company was organized as a South Carolina Limited Liability Company by executing and delivering articles of organization to the South Carolina Secretary of State in accordance with and pursuant to the Act.

         2.2      Name.  The name of the Company is EMMCO, LLC.

         2.3 Principal Place of Business. The principal place of business of the company within the State of South Carolina shall be 113 Reed Avenue, Lexington, S.C. 29072. The Company may locate its places of business and registered office at any other place or places as the Manager or Managers may from time to time deem advisable.

         2.4 Registered Office and Registered Agent. The Company's initial registered office shall be at the office of its registered agent at CT Corporation System, 75 Beattie Place, Greenville, SC 29601 and the name of its initial registered agent shall be CT Corporation System. The registered office and registered agent may be changed from time to time by filing the address of the new registered office and/or the name of the new registered agent with the South Carolina Secretary of State pursuant to the Act.

         2.5 Term. The term of the Company shall be until December 31, 2050 unless terminated sooner in accordance with the provisions of the Agreement.

                                   ARTICLE III

                               BUSINESS OF COMPANY

         3.1      Permitted Businesses.  The business of the Company shall be:


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         (a) To acquire,  own and operate  certain assets of the retail mortgage origination business of HomeGold, Inc. and to engage in any other lawful business whatsoever which shall at any time appear conducive to or expedient for the protection or benefit of the Company and its assets.

         (b) To exercise all other powers necessary to or reasonably connected with the Company's business that may be legally exercised by limited liability companies under the Act.

         (c) To engage in all activities necessary, customary, convenient, or incident to any of the foregoing.

                                   ARTICLE IV

                         NAMES AND ADDRESSES OF MEMBERS;
                               OWNERSHIP INTERESTS

         4.1 Name and Address. The name and address of the Members are as follows:

         NAME                                                 ADDRESS

Ronald J. Sheppard                                   113 Reed Avenue
                                                     Lexington, SC 29072

Paul Banninger                                       113 Reed Avenue
                                                     Lexington, SC 29072

HomeGold, Inc.                                       2340 Broad River Road
                                                     Columbia, SC 29210

         4.2 Units. The Company shall be authorized to issue 10,000 Common Voting Units of ownership interest ("Common Voting Units"), 10,000 Non-Voting Units of Economic Interest and 35,000,000 8% Cumulative Preferred Capital Units, $1.00 per Unit, ("Preferred Capital Units"). The Company shall not be authorized to issue additional Units without the consent of all Members.


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         4.3  Ownership of Units.  Units  of  ownership  interest  are  owned as follows:

      NAME                                   NUMBER OF UNITS AND NATURE OF
      ----                                   -----------------------------
                                                   ECONOMIC INTRESTS
                                                   -----------------

Ronald J. Sheppard                          9,000 Common Voting Units

Paul Banninger                              1,000 Common Voting Units

HomeGold, Inc.                              10,000 Non-Voting Units of Economic
                                            Interest

HomeGold, Inc.                              35,000,000 Preferred Capital Units

         4.4 Description of Units. The Units shall have the following rights and preferences.

         (a) Common Voting Units shall have the sole right to vote on all matters requiring the approval, action or consent of the Members of the Company except as to those matters set forth in subparagraphs (b) and(c) of this section
4.4. Holders of Common Voting Units shall be entitled to receive distributions as set forth in Article IX.

         (b) Non-Voting Units of Economic Interest shall be entitled to distributions as set forth in Article IX. Within forty-five (45) days after March 31, 2003, and each calendar quarter thereafter, the Company will submit to the holders of Non-Voting Units of Economic Interest a profit and loss statement of the Company and a calculation of the distribution to Unit holders for the previous quarter prepared by the Company's independent certified public accounting firm. At such time the Company shall make payment of the distribution in the form of wire transfer of immediately available funds as shown on such calculation. The quarterly distributions calculated as provided in this subparagraph (b) to section 4.4 shall continue until the aggregate of such payments to the holders of Non-Voting Units of Economic Interest shall equal $170 million or until there is a sale of the Company or its assets. In the event

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of a sale of substantially  all  the  assets the Company, 50% of the proceeds of such sale after redemption of the Preferred Capital Units shall be distributed to the holders of Non-Voting Units of Economic Interest or paid by the buyer directly to such holders; provided, however, that the sum of the aggregate quarterly distributions and the payment of sales proceeds to such holders shall not exceed $170 million.

         The Company will permit an annual audit to be performed by an independent auditor engaged by the holders of Non-Voting Units of Economic Interest to verify the profit and loss of the Company for the preceding calendar year and the calculation of Distributable Cash for the preceding calendar year. Representatives of such holders may review all work papers of the Company and of accountants of the Company prepared in connection with the determination of profit and loss and Distributable Cash for the preceding calendar year. If Seller disputes Purchaser's determination of profit and loss or the calculation of Distributable Cash for the preceding calendar year, Seller shall so notify Purchaser in writing not more than 45 days after the date on which representatives of such holders complete their review of such work papers of the Company and the Company's accountants, and in such notice such holders shall state any points of disagreement. Failure of such holders to deliver the notice within such 45-day period shall mean conclusively that the Company's determination of profit and loss and calculation of Distributable Cash has been accepted by such holders.

         Upon receipt by the Company of a notice referred to hereinabove, the Company shall promptly consult with such holders with respect to any points of disagreement in an effort to resolve the dispute and reach agreement in writing as to profit and loss and Distributable Cash for the preceding calendar year. If such dispute is not resolved by the Company and such holders within 15 days after the Company receives such notice, it will be resolved by arbitration in Greenville, South Carolina before a single arbitrator under the Commercial Rules of Arbitration of the American Arbitration Association. The fees and expenses of arbitration shall be allocated between the Company and such holders by the arbitrator in proportion based on the extent that either party does not prevail on items in dispute. The decision of the arbitrator shall be final, conclusive and binding with respect to the determination of profit and loss and the

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calculation  of  Distributable  Cash  for the  preceding  calendar  year and the allocation of fees and expenses, and the decision of the arbitrator shall be enforceable as an arbitration award by a court of competent jurisdiction.

         4.4(c) After distributions to the holders of Non-Voting Units of Economic Interest shall be equal to $170 million, the distributions formerly applicable to the Non-Voting Units of Economic Interest shall apply to Preferred Capital Units until the holders of Preferred Capital Units shall have received $35 million together with accrued dividends thereon. The Preferred Capital Units shall with respect to distributions upon liquidation rank senior to all Units of the Company. The Preferred Capital Units shall accrue dividends, compounded annually at the rate per annum of eight percent (8%) of the $1.00 stated value of such Preferred Capital Units. Such dividends shall be cumulative from the date that the Preferred Capital Units are first issued by the Company (the "Issue Date"). The holders of the issued and outstanding Preferred Capital Units shall be entitled to receive for each Preferred Capital Unit, before any liquidating distribution of the assets of the Company shall be made to the holders of any other Units, an amount equal to the stated value of $1.00 for each such Preferred Capital Unit plus an amount equal to all accrued and unpaid dividends attributable thereto from the Issue Date to the date of liquidation. If, upon such liquidation, dissolution, or winding-up, the assets of the Company that are distributable, as aforesaid, among the holders of Preferred Capital Units shall be insufficient to permit the payment to them of said amount, the entire assets shall be distributed ratably among the holders of the Preferred Capital Units. A consolidation or merger of the Company, a sale, lease, exchange, or transfer of all or substantially all of the Company's assets as an entirety, or any purchase or redemption of Common Units of the Company of any class, shall be regarded as a "liquidation, dissolution, or winding-up of the affairs of the Company." The Company may redeem the Preferred Capital Units at any time by payment of $1.00 for each Preferred Capital Unit plus all accrued and unpaid dividends attributable thereto from the Issue Date to the date of redemption.

         The holders of Preferred Capital Units, except as otherwise set forth in this section, shall not be entitled or permitted to vote on any matter required or permitted to be voted upon by the Members. Notwithstanding the foregoing, the approval of a majority of the holders of Preferred Capital Units, voting as a class, shall be required with respect to the following:

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                        (i) The  creation or issuance of Units with rights equal
         to or superior to the Preferred Capital Units;

                       (ii) Any action that could (1) materially alter or change the rights, preferences or privileges of the Preferred Capital Units; or (2) increase the authorized number of shares of Preferred Capital Units; and

                      (iii) A consolidation or merger of the Company or a sale, lease, exchange, or transfer of all or substantially all of the Company's.


                                    ARTICLE V

                     RIGHTS AND DUTIES OF MANAGERS; OFFICERS

         5.1 Management. The business and affairs of the Company shall be managed by its Manager. The Manager shall direct, manage and control the business of the Company to the best of his ability. Except for situations in which the approval of the members is expressly required by this Operating Agreement or by non-waivable provisions of applicable law, the Manager shall have full and complete authority, power and discretion to manage and control the business, affairs and properties of the Company, to make all decisions regarding those matters and to perform any and all other acts or activities customary or incident to the management of the Company's business subject to the limitations set forth in 5.3 below.

         5.2 Number, Tenure and Qualifications. The Company shall initially have one Manager, Ronald J. Sheppard. The number of Managers of the Company shall be fixed from time to time by a majority in interest of the Members but in no instance shall there be less than one Manager. Each Manager shall hold office until his successor shall have been elected and qualified. A Manager may be removed and replaced at any time by a majority in interest of the Members.
Managers shall be elected by a majority in interest of the Members. Managers need not be residents of the State of South Carolina or Members of the Company.

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         5.3      Certain Limitations on the Authority of the Manager.

         (a) Notwithstanding anything else in this Agreement, the authority of the Manager(s) to act on behalf of the Company shall be subject to the following limitations:

                  (i) The Manager(s) shall have no authority to sell or dispose of substantially all of the assets of the Company without the consent of a majority in interest of the holders of Common Voting Units and Preferred Capital Units voting as separate classes; provided that after December 31, 2017, Common Voting Units and Preferred Capital Units shall vote as a single class;

                  (ii) The Manager(s) shall have no authority to take any action which would make it impossible to carry on the ordinary business of the Company without the consent of the Members.

         (b) Unless authorized to do so by this Operating Agreement or by the Managers of the Company, no attorney-in-fact, employee or other agent of the Company shall have any power or authority to bind the Company in any way, to pledge its credit or to render it liable pecuniarily for any purpose. No Member shall have any power or authority to bind the Company unless the Member has been authorized by the Managers to act as an agent of the Company in accordance with the previous sentence.

         5.4 Liability for Certain Acts. Each Manager shall perform his duties as Manager in good faith, in a manner he reasonably believes to be in the best interests of the Company, and with such care as an ordinarily prudent person in a like position would use under similar circumstances. A Manager who so performs the duties as Manager shall not have any liability by reason of being or having been a Manager of the Company. The Manager does not, in any way, guarantee the return of the Members' Capital Contributions or a profit for the Members from the operations of the Company. The Manager shall not be liable to the Company or to any Member for any loss or damage sustained by the Company or any Member,

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unless the loss or damage  shall have been the  result of fraud,  deceit,  gross negligence, willful misconduct, breach of this Agreement or a wrongful taking by the Manager.

         5.5 Managers and Members Have No Exclusive Duty to Company.  Subject to
Section 6.8 below, a Manager shall not be required to manage the Company as his sole and exclusive function and he (and any Manager and/or Member) may have other business interests and may engage in other activities in addition to those relating to the Company; provided that a Manager may not have a managerial position in another business and the operation of the Company shall be the principal business activity of a Manager. Subject to Section 6.8, neither the Company nor any Member shall have any right, by virtue of this Operating Agreement, to share or participate in such other investments or activities of the Manager and/or Member or to the income or proceeds derived therefrom. Neither the Manager nor any Member shall incur any liability to the Company or to any of the Members as a result of engaging in any other business or venture.

         5.6 Bank Accounts. The Managers may from time to time open bank accounts in the name of the Company, and the Managers shall be the sole signatory thereon, unless the Managers determine otherwise.

         5.7 Indemnity of the Managers, Employees and Other Agents. The Company shall indemnify the Managers and make advances for expenses to the maximum extent permitted under the Act. The Company shall indemnify its employees and other agents who are not managers to the fullest extent permitted by law, provided that such indemnification in any given situation is approved by a majority in interest of the Members.

         5.8 Resignation. Any Manager of the Company may resign at any time by giving written notice to a majority in interest of the Members of the Company. The resignation of any Manager shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. The resignation of a Manager who is also a Member shall not affect the Manager's rights as a Member and shall not

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constitute  a  withdrawal  of  a  Member.  Notwithstanding  the  foregoing,  the
Operating Manager shall be obligated to continue to serve for the term set forth in his Employment Agreement.

         5.9 Removal. At a meeting called expressly for that purpose, all or any lesser number of Managers may be removed at any time, with or without cause, by a majority in interest of the Members. The removal of a Manager who is also a Member shall not affect the Manager's rights as a Member and shall not constitute a withdrawal of a Member.

         5.10 Vacancies. Any vacancy occurring for any reason in the number of Managers of the Company may be filled by a majority in interest of the Members. Any Manager's position to be filled by reason of an increase in the number of Managers shall be filled by a majority in interest of the Members.

         5.11 Compensation. The compensation of the Managers shall be fixed from time to time by an affirmative vote of a majority in interest of the Members, and no Manager shall be prevented from receiving such salary by reason of the fact that he is also a Member of the Company.

         5.12 Officers. The Managers shall have the authority to appoint officers of the Company who shall have such duties and authority as the Managers shall delegate from their own authority. Ronald J. Sheppard shall be the Chairman and Chief Executive Officer of the Company. Paul Banninger shall be the President of the Company. The officers shall serve at the pleasure of the Managers.

                                   ARTICLE VI

                        RIGHTS AND OBLIGATIONS OF MEMBERS

         6.1 Limitation of Liability. Each Member's liability shall be limited as set forth in this Operating Agreement, the Act and other applicable law.

         6.2 Company Debt Liability. A Member will not be personally liable for any debts or losses of the Company beyond any obligation of the Member under
Section 8.1 to make Capital Contributions.

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         6.3 List of Members.  Upon written  request of any Member,  the Manager shall provide a list showing the names, addresses and Membership Interests and Units of all Members and Unit Holders.

         6.4 Approval of Sale of All Assets. A majority in interest of the holders of Common Voting Units and the holders of Preferred Capital Units voting as separate classes shall have the right to approve the sale, exchange or other disposition of all, or substantially all, of the Company's assets (other than in the ordinary course of the Company's business) which is to occur as part of a single transaction or plan.

         6.5 Company Books. In accordance with Section 9.7 herein, the Managers shall maintain and preserve, during the term of the Company, and for a reasonable time thereafter, all accounts, books, and other relevant Company documents. Upon reasonable request no more than once each calendar quarter, each Member and Unit Holder shall have the right, during ordinary business hours, to inspect and copy such Company documents at the requesting Member's and Unit Holder's expense.

         6.6 Priority and Return of Capital. Except as may be expressly provided in Articled IV, VIII and IX, no Member or Unit Holder shall have priority over any other Member or Unit Holder, either as to the return of Capital Contributions or as to Net Profits, Net Losses or distributions; provided that this Section shall not apply to loans (as distinguished from Capital Contributions) which a Member has made to the Company.

         6.7 Amendment of Operating  Agreement. Except as otherwise  provided in
Article IV, this Operating Agreement may only be amended by a majority in interest of the Members, provided that no amendment shall affect adversely a Member's economic rights as an equity owner or reduce a Member's percentage ownership without such Member's consent.

         6.8 Non-Competition and Confidentiality Covenants. Ronald J. Sheppard agrees that so long as he is a Member of the Company, and for a period of twenty-four months after he ceases to have an ownership interest in the Company, he will not, nor will any affiliate of such Member, compete with the Company, or

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solicit  the  Company's  customers  or  employees,  or  disclose  or divulge any confidential information about the Company. For the purposes of this Section:

                  (i) the term "compete" means engaging in the business of originating real estate mortgage loans in any manner whatsoever (other than as a passive investor), including, without limitation, as a proprietor, partner, investor, member, director, officer, employee, consultant, independent contractor, or otherwise, within the United States;

                  (ii) the term "affiliate" means any legal entity that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with the Member;

                  (iii) the term "customers" means all persons to whom the Company or any of its affiliates has made loans, during the period such Member was a Member of the Company; and

                  (iv) the term "confidential information" means flow charts, file layouts, source code listings, computer programs, customer information, financial information, product information and all other know-how and trade secrets developed by and belonging to the Company or any of its affiliates which gives the Company a competitive advantage over other businesses in the same fields of endeavor; and

                  (v) Upon breach of any of these covenants, the Company and/or any Member shall have the right to seek monetary damages for any past breach and equitable relief, including specific performance by means of an injunction to prevent any further breach.

         6.9 Waiver of Enforcement. The holders of a majority in interest of Preferred Capital Units may waive enforcement of or release a Member from all or any portion of the restrictions contained in this Article VI.

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                                   ARTICLE VII

                               MEETINGS OF MEMBERS

         7.1 Annual Meeting. The annual meeting of the Members shall be held at the discretion of the Managers for the purpose of the transaction of such business as may come before the meeting. All members shall be entitled to notice of, and the privilege of attending, the annual meeting. Except as provided in
Article IV only holders of Common Voting Units shall be entitled to vote at annual meetings.

         7.2 Special Meetings. Special meetings of the Members, for any purpose or purposes, unless otherwise prescribed by statute, may be called by any Manager or by Members holding at least 20% of the Common Voting Units. All members shall be entitled to notice of, and the privilege of attending, the special meetings. Except as provided in Article IV only holders of Common Voting Units shall be entitled to vote at annual meetings.


         7.3 Place of Meetings. A majority in interest of the Members may designate any place, either within or outside the State of South Carolina as the place of meeting for any meeting of the Members. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal executive office of the Company in the State of South Carolina.

         7.4 Notice of Meetings. Except as provided in Section 7.5, written notice stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called shall be delivered not less than ten nor more than fifty days before the date of the meeting, either personally or by mail, by or at the direction of the Managers or person calling the meeting, to each Member of the Company. If mailed, such notice shall be deemed to be delivered two calendar days after being deposited in the United States mail, addressed to the Member at its address as it appears on the books of the Company, with postage thereon prepaid.

         7.5 Manner of Acting. The affirmative vote of Members holding a majority of Common Units shall be the act of the Members, unless the vote of a greater or lesser proportion or number, or the vote of the holders of other Units, is otherwise required by the Act, by the Articles of Organization, or by this Operating Agreement. Unless otherwise expressly provided herein or required under applicable law, Members who have an interest (economic or otherwise) in the outcome of any particular matter upon which the Members vote or consent, may vote or consent upon any such matter and their Capital Interest, vote or consent, as the case may be, shall be counted in the determination of whether the requisite matter was approved by the Members.

         7.6 Proxies. At all meetings of Members a Member may vote in person or by proxy executed in writing by the Member or by a duly authorized attorney-in-fact. Such proxy shall be filed with the Managers of the Company before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

         7.7 Action by Members Without a Meeting. Action required or permitted to be taken at a meeting of Members may be taken without a meeting if the action is evidenced by one or more written consents describing the action taken, signed by the necessary Members required to approve such action and delivered to the Managers of the Company for inclusion in the minutes or for filing with the Company records. Action taken under this Section is effective when the Members required to approve such action have signed the consent, unless the consent specifies a different effective date. The record date for determining Members entitled to take action without a meeting shall be the date the first Member signs a written consent.

         7.8 Waiver of Notice. When any notice is required to be given to any Member, a waiver thereof in writing signed by the person entitled to such notice, whether before, at, or after the time stated therein, shall be equivalent to the giving of such notice.

                                  ARTICLE VIII

                          CONTRIBUTIONS TO THE COMPANY

         8.1 Members' Capital Contributions. Each Member shall contribute such amount as is set forth in Exhibit A hereto as its Capital Contribution. No Member shall have any further obligation to contribute capital to the Company.

         8.2   Withdrawal or Reduction of Members' Contributions to Capital.

         (a) A Member shall not receive out of the Company's property any part of its Capital Contribution until all liabilities of the Company, except liabilities to Members on account of their Capital Contributions, have been paid or there remains property of the Company sufficient to pay them.

         (b) A Member, irrespective of the nature of its Capital Contribution, has only the right to demand and receive cash in return for its Capital Contribution.

                                   ARTICLE IX

          ALLOCATIONS, INCOME TAX, DISTRIBUTIONS, ELECTIONS AND REPORTS

         9.1 Allocations. All net profits, net losses, credits, deductions and other items for income tax purposes shall be allocated among Common Unit Holders in proportion to their ownership of Units; provided, however, net profits shall be allocated to the Holders of Non-Voting Economic Interest Units to the extent of cash distributions thereto. No such allocations shall be made with respect to the holders of Preferred Capital Units, and no further allocations shall be made with respect to the Holders of Non-Voting Economic Interest Units once such Holders have received distributions equal to $170 million.

         9.2 Distributions. The holders of Common Units shall be entitled to receive quarterly distributions, out of Distributable Cash as follows:

         (a) first, to the holders of Non-Voting Units of Economic Interest, in proportion to their ownership of such Units, the amount, if any, by which the total annual compensation paid by the Company to Ronald J. Sheppard in such calendar year exceeds one million ninety-four thousand dollars ($1,094,000.00) subject to an annual increase after 2003 of up to 5 percent in each calendar year;

         (b) second, to the holders of Common Voting Units and Non-Voting Units of Economic Interest, in proportion to their ownership of such Units; provided after distributions to the holders of Non-Voting Units of Economic Interest shall be equal to $170 million, the distributions formerly applicable to the Non-Voting Units of Economic Interest shall apply to Preferred Capital Units until the holders of Preferred Capital Units shall have received $35 million together with accrued interest thereon.

         The holders of Non-Voting Units of Economic Interest acknowledge that their interest in Distributable Cash shall be charged with, and the Company may withhold from, their quarterly distributions, an amount equal to Two Hundred Thirty-four Thousand Eight Hundred Forty-nine Dollars and Sixty-six cents ($234,849.66) each quarter on a cumulative basis, and distributed to Ronald J. Sheppard; said amount represents the amortization of debt of R-DOC, LLC, an affiliate of the Company, to HomeGold, Inc. in the original principal amount of $8,444,679.71.

         9.3 Accounting Principles. The profits and losses of the Company shall be determined in accordance with generally accepted accounting principles applied on a consistent basis using the accrual method of accounting.

         9.4 Interest On and Return of Capital Contributions. No Member or Unit Holder shall be entitled to interest on its Capital Contribution or to return of its Capital Contribution, except as otherwise specifically provided for herein.

         9.5 Loans to Company. Nothing in this Operating Agreement shall prevent any Member from making secured or unsecured loans to the Company by agreement with the Company.

         9.6 Accounting Period. The Company's accounting period shall be the calendar year.

         9.7 Records, Audits and Reports. At the expense of the Company, the Manager shall maintain records and accounts of all operations and expenditures of the Company. At a minimum the Company shall keep at its principal place of business the following records:

         (a) A current list of the full name and last known business, residence, or mailing address of each Member, Unit Holder and Manager, both past and present;

         (b) A copy of the Articles of Organization of the Company and all amendments thereto, together with executed copies of any powers of attorney pursuant to which any amendment has been executed;

         (c) Copies of the Company's federal, state, and local income tax returns and reports, if any, for the four most recent years;

         (d) Copies of the Company's currently effective written Operating Agreement, copies of any writings permitted or required with respect to a Member's obligation to contribute cash, property or services, and copies of any financial statements of the Company for the three most recent years;

         (e) Minutes of every annual, special meeting and court-ordered meeting;

         (f) Any written consents obtained from Members for actions taken by Members without a meeting.

         9.8  Returns and other Elections.

         (a) The Manager shall cause the preparation and timely filing of all tax returns required to be filed by the Company pursuant to the Code and all other tax returns deemed necessary and required in each jurisdiction in which the Company does business. Copies of such returns, or pertinent information therefrom, shall be furnished to the Members within a reasonable time after the end of the Company's fiscal year. The Manager shall also provide the holders of Common Non-Voting Units the quarterly reports required by section 4.4(b).

         (b) In accordance with the provisions of Code Section 704(c), income, gain, loss and deductions with respect to any property contributed to the capital of the Company shall, solely for tax purposes, be allocated to the Members so as to take account of any variation between the adjusted basis of such property and the fair market value at the time of contribution. Any elections or other decisions relating to such allocations shall be made by the Manager in any manner that reasonably reflects the purpose and intention of this

Agreement. Allocations pursuant to this Section are solely for purposes of income taxes and shall not affect distributions to Unit holders.


         9.9 Confidentiality. Each Member shall treat all information concerning the Company's finances, customers, Members, property and all other information concerning the Company's business as confidential and shall not divulge any such information to any third party without the consent of the Managers.

                                    ARTICLE X

                                 TRANSFERABILITY

         10.1 General. Without the prior written consent of a majority in interest of the Members, no Member or Non-member Unit Holder shall have the right to:

         (a)  sell,  assign,  transfer,   exchange  or  otherwise  transfer  for
consideration, (collectively, "sell" or "sale"),

         (b) gift, bequeath or otherwise transfer for no consideration whether or not by operation of law, (collectively "gift")all or any part of its Units. Each Member and Unit Holder hereby acknowledges the reasonableness of the restrictions on sale and gift of Membership Interests and Units imposed by this Operating Agreement in view of the Company purposes and the relationship of the Members and Unit Holders. Accordingly, the restrictions on sale and gift contained herein shall be specifically enforceable. No Member or Unit Holder shall pledge or otherwise encumber any of its Membership Interest or Units as security for repayment of a liability without the prior written consent of the Managers.

         10.2 Right of First Refusal. In the event that a Member desires to sell, encumber or transfer any of his Units during such Member's lifetime, such Member shall give written notice thereof to the Company specifying the identity of the proposed transferee and the terms and purchase price of such proposed transfer, and the Company shall have the option to purchase such Units for a period of 60 days from its receipt of such notice for the purchase price specified in such notice.

         If the Company does not exercise its option to purchase such Units, then the Member desiring to sell shall offer it on the same price and terms to the remaining Members, each of whom shall have the option to purchase such Units for a period of 30 days from their receipt of such notice. (In the event that more than one of the remaining Members wish to purchase such Units, they shall participate in such option in proportion to their ownership of Units.)

         If neither the Company nor any of the remaining Members exercises their option to purchase such Units, then the Member who desires to sell his Units may sell all, but not less than all such Units to a third party on the same terms and for the same price as were specified in a majority in interest of the notice of the Company pursuant to this item, provided that if such sale does not take place within 120 days of such Member's delivery of a majority in interest of the notice to the Company, as set forth above, then all such Units shall once again be subject to the requirements of this Section 10.2.

         10.3     Transfer by HomeGold, Inc.

         Notwithstanding any other provision of this Agreement, the Manager and all Members hereby consent to the assignment by HomeGold, Inc. of any or all of its Units of ownership interest to any of its affiliates and all Members agree that, upon such assignment and undertaking to be bound by the terms of this Agreement, such affiliate shall become a Member of the Company.

                                   ARTICLE XI

                        DEATH OR INCOMPETENCY OF A MEMBER

         If a Member who is an individual dies or a court of competent jurisdiction adjudges him to be incompetent to manage his person or his property, the Member's executor, administrator, guardian, conservator, or other legal representative may exercise all of the Member's rights for the purpose of settling his estate or administering his property.

                                   ARTICLE XII

                           DISSOLUTION AND TERMINATION

         12.1     Dissolution.

         The Company shall be dissolved upon the occurrence of any of the following events:

                  (i) when the period fixed for the duration of the Company shall expire pursuant to Section 2.5 hereof; or

                  (ii) upon the sale of all or substantially all of the assets of the Company as an entirety;

                  (ii) by the written agreement of the holders of a majority in interest of each class of Units, voting as separate classes.

         Neither the death, retirement, resignation, expulsion, bankruptcy or dissolution of a Member nor occurrence of any other event which terminates the continued membership of a Member in the Company shall cause a dissolution or termination of the Company.

         12.2     Winding Up, Liquidation and Distribution of Assets.

         (a) Upon dissolution, an accounting shall be made by the Company's independent accountants of the accounts of the Company and of the Company's assets, liabilities and operations, from the date of the last previous accounting until the date of dissolution. The Manager(s) shall immediately proceed to wind up the affairs of the Company.

         (b) If the Company is dissolved and its affairs are to be wound up, the Manager shall:

                  (i) Sell or otherwise liquidate all of the Company's assets as promptly as practicable (except to the extent the Manager(s) may determine to distribute any assets to the Members in kind),

                  (ii) Discharge all liabilities of the Company, including liabilities to Members and Unit Holders who are also creditors, to the extent otherwise permitted by law, other than liabilities to Members and Unit Holders for distributions and the return of capital, and establish such Reserves as may be reasonably necessary to provide for contingent liabilities of the Company (for purposes of determining the Capital Accounts of the Members and Unit Holders, the amounts of such Reserves shall be deemed to be an expense of the Company),

                  (iii) Distribute to the holders of Preferred Capital Units assets sufficient to comply with section 4.4(c)

                  (iv) Distribute the remaining assets in the same manner as set forth in section 9.2 with respect to Distributable Cash.

         (c) Notwithstanding anything to the contrary in this Operating Agreement, upon a liquidation within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Treasury Regulations, if any Member has a deficit capital account (after giving effect to all contributions, distributions, allocations and other capital account adjustments for all taxable years, including the year during which such liquidation occurs), such Member shall have no obligation to make any Capital Contribution, and the negative balance of such Member's capital account shall not be considered a debt owed by such Member to the Company or to any other Person for any purpose whatsoever.

         (d) Upon completion of the winding up, liquidation and distribution of the assets, the Company shall be deemed terminated.

         (e) The Manager(s) shall comply with any applicable requirements of applicable law pertaining to the winding up of the affairs of the Company and the final distribution of its assets.

         12.3 Articles of Termination. When all debts, liabilities and obligations have been paid and discharged or adequate provisions have been made therefor and all of the remaining property and assets have been distributed to the Members, articles of dissolution shall be executed in duplicate and verified by the person signing the articles, which articles shall set forth the information required by the Act.

         12.4 Return of Contribution Nonrecourse to other Members. Except as provided by law or as expressly provided in this Operating Agreement, upon dissolution, each Member shall look solely to the assets of the Company for the return of its Capital Contribution. If the Company property remaining after the payment or discharge of the debts and liabilities of the Company is insufficient to return the cash contribution of one or more Members, such Member or Members shall have no recourse against any other Member.

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

         13.1 Additional Rights and Obligations of the Parties. In addition to the rights and obligations of the parties set forth in this Agreement, the parties shall also have the rights and obligations and the benefit of the covenants set forth in the Asset Purchase Agreement as if those provisions were set forth herein.

         13.2 Notices. Any notice, demand, or communication required or permitted to be given by any provision of this Operating Agreement shall be deemed to have been sufficiently given or served for all purposes if delivered personally to the party or to an executive officer of the party to whom the same is directed or, if sent by registered or certified mail, postage and charges prepaid, addressed to the Member's and/or Company's address, as appropriate, which is set forth in this Operating Agreement. Except as otherwise provided herein, any such notice shall be deemed to be given three business days after the date on which the same was deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and sent as aforesaid.

         13.3 Books of Account and Records. Proper and complete records and books of account shall be kept or shall be caused to be kept by the Managers in which shall be entered fully and accurately all transactions and other matters relating to the Company's business in such detail and completeness as is customary and usual for businesses of the type engaged in by the Company. The books and records shall be at all times be maintained as determined by the

Managers and shall be open to the reasonable inspection and examination of the Members or their duly authorized representatives during reasonable business hours.

         13.4 Application of South Carolina Law. This operating Agreement, and the application of interpretation hereof, shall be governed exclusively by its terms and by the laws of the State of South Carolina, and specifically the Act.

         13.5 Waiver of Action for Partition. Each Member and Unit Holder irrevocably waives during the term of the Company any right that it may have to maintain any action for partition with respect to the property of the Company.

         13.6 Execution of Additional Instruments. Each Member hereby agrees to execute such other and further statements of interest and holdings, designations, powers of attorney and other instruments necessary to comply with any laws, rules or regulations.

         13.7 Construction. Whenever the singular number is used in this Operating Agreement and when required by the context, the same shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa.

         13.8 Headings and Pronouns. The headings in this Operating Agreement are inserted for convenience only and are in no way intended to describe, interpret, define, or limit the scope, extent or intent of this Operating Agreement or any provision hereof. All pronouns and only variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural as the identity of the Person or Persons may require.

         13.9 Waivers. The failure of any party to seek redress for violation of or to insist upon the strict performance of any covenant or condition of this Operating Agreement shall not prevent a subsequent act, which would have originally constituted a violation, from having the effect of an original violation.

         13.10 Rights and Remedies Cumulative. The rights and remedies provided by this Operating Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive the right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

         13.11 Severability. If any provision of this Operating Agreement or the application thereof to any person or circumstance shall be invalid, illegal or unenforceable to any extent, the remainder of this Operating Agreement and the application there of shall not be affected and shall be enforceable to the fullest extent permitted by law.

         13.12 Heirs, Successors and Assigns. Each and all of the covenants, terms, provisions and agreements herein contained shall be binding upon and inure to the benefit of the parties hereto and, to the extent permitted by this Operating Agreement, their respective heirs, legal representatives, successors and assigns.

         13.13 Creditors. None of the provisions of this Operating Agreement shall be for the benefit of or enforceable by any creditors of the Company.

         13.14 Counterparts. This Operating Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

                                   CERTIFICATE

         The  undersigned  hereby  agree,   acknowledge  and  certify  that  the
foregoing Operating Agreement constitutes the Operating Agreement of the Company adopted by the Members of the Company as of December 31, 2002.

                                            MEMBERS:



                                      /s/ Ronald J. Sheppard
                                      ------------------------------------
                                      Ronald J. Sheppard



                                      /s/ Paul Banniger
                                      ------------------------------------
                                      Paul Banninger




                                      HomeGold, Inc.

                                      By: /s/ Forrest Ferrell
                                          --------------------------------

                                    EXHIBIT A


                                       Number of                             Capital
  Members                               Units                            Contributions

Ronald J. Sheppard                  9,000 Common Voting                         $9,000


Paul Banninger                      1,000 Common Voting                         $1,000


HomeGold, Inc.                      10,000 Non-Voting                           in kind
                                    Economic Interest*

HomeGold, Inc.                      35,000,000 Preferred Capital*               in kind




* as set forth in the Asset Purchase Agreement
